UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

HOKU CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
Of incorporation)

1288 Ala Moana Blvd, Suite 220 Honolulu, Hawaii		96814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 682-7800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

 Results of Annual Meeting of Stockholders

We held our Annual Meeting of Stockholders on December 3, 2010.  A total of 38,630,684 shares or 70% of the common stock issued and outstanding as of the record date was represented in person or by proxy. The proposal presented at the meeting is described in detail in our proxy statement filed with the Securities and Exchange Commission on November 4, 2010. At the meeting, the Stockholders (i) elected Zhengfei Gao and (Mike) Tao Zhang to serve as directors until the 2013 Annual Meeting.

The following tables show the voting results of the Annual Meeting:

Proposal  1.  Election of Directors.

	For	Withheld
Zhengfei Gao	37,870,868	759,816
(Mike) Tao Zhang	37,871,022	759,662

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 10, 2010

Hoku Corporation

By:	/s/ Scott Paul
Scott Paul
Chief Executive Officer